UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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Atheros Communications, Inc.

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Filed by Atheros Communications, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Atheros Communications, Inc.

Commission File No.: 0-50534

Interview given by Craig H. Barratt, President and Chief Executive Officer of Atheros Communications, Inc., to Bloomberg on January 7, 2011.

Ian:	So Craig, the big news in the chip business this week is that Atheros is going to be acquired by Qualcomm. Why Qualcomm and why now please?

Craig:	So Ian we’re really very, very excited about the strategic opportunities here. Qualcomm has developed a tremendous family of technologies, of course for the cell phone market, but also now the tablet market, and we see a terrific opportunity together to deploy each of our combined technologies across many new channels, many new segments. Atheros has a strong capability in the home networking market and also enterprise PCs and other consumer products as well, and we think our combined technology portfolio can allow us to create a much richer consumer experience throughout the home, throughout work, wherever anyone is, any device can be connected anytime, essentially to anything.

Ian:	So specifically, what kind of Qualcomm products, what kind of Atheros products together are going to be a stronger solution, where are they going to appear, what kinds of products are we going to see them in please?

Craig:	Well, I think it’s really many. Each of us will use more and more devices. Each of those devices will have more and more connectivity technologies, but it’s more than actually just providing the connection, it’s much more about providing the complete user experience. Qualcomm has phenomenal capability in application processes with their Snapdragon product family. And, of course, that is providing the leadership in the mobile phone market, but that exact same technology can be provided to other consumer products/media devices. And, actually, interestingly, with the recent that Microsoft will support the arm architecture in the future Windows 8 release, that represents a terrific opportunity to even have computing platforms be supported by these kinds of technologies.

Ian:	Okay, so we know Atheros as a chip maker, a Wi-Fi chip maker…

Craig:	Yes.

Ian:	Those of you, known specifically in the home for being in things like the XBox 360, Sony TVs, Apple computers and these new Google TV devices, what’s going on with connectivity in the home and how is that going to expand in the future?

Craig:	So, one of the remarkable trends here is think about the number of IP addresses in your home. Five years ago you might have been—you might have just had a single laptop or a single PC connected to the Internet. Today you might have 10 or 15 media devices around the home, streaming Netflix movies, Google TV, game consoles and handheld products like gaming devices, cameras and of course mobile phones as well. We see five years from now the trend that there could be as many as 100 IP addresses in the home, all interconnected, doing things like energy efficiency, smart grid type applications, health applications, security applications, and so on—the so-called Internet of things. So I think we’ll see a dramatic growth in the number and types of connected devices and having a strong portfolio of technologies both for short range connections but also wide area connections is going to be instrumental to driving this whole ecosystem.

Ian:	Alright Craig, thank you very much.

Craig:	Thank you Ian.

Additional Information and Where to Find It

Atheros will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger with T Merger Sub, Inc. (the “Merger”), pursuant to which Atheros would be the surviving corporation and become a wholly owned subsidiary of Qualcomm. Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding Qualcomm, Atheros, the proposed Merger, the persons soliciting proxies in connection with the proposed Merger on behalf of Atheros and the interests of those persons in the proposed Merger and related matters. Atheros intends to mail the proxy statement to its stockholders as soon as practicable. Investors and stockholders will be able to obtain a copy of the proxy statement (when available) and other documents filed by Atheros with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by Atheros are available free of charge by contacting Atheros Investor Relations (David Allen, 408-830-5762).

Participants in Solicitation

Atheros, and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the Atheros stockholders in connection with the proposed Merger and related items. Information regarding the directors and executive officers of Atheros and their ownership of Atheros stock is set forth in Atheros’ proxy statement for Atheros’ 2010 annual meeting of stockholders, which was filed with the SEC on April 7, 2010. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Atheros stockholders generally, will be set forth in the proxy statement to be filed in connection with the proposed Merger. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.

Note on Forward-Looking Statements

Certain statements in this communication, including, but not limited to, statements regarding the expected benefits of the transaction; any statements regarding product development, product extensions, product integration or product marketing; and any statements of assumptions underlying any of the foregoing are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the anticipated benefits of the proposed merger may not be realized; that the merger will not be consummated; failure to receive regulatory or stockholder approval for the acquisition; risks associated with acquisitions, including the ability to successfully integrate technologies, employees and operations; diversion of management’s attention and retaining key employees; and other risks detailed from time to time in the reports Atheros files with the Securities and Exchange Commission including Atheros’ Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended September 30, 2010. Copies of reports Atheros files with the SEC are posted on its Web site and are available from Atheros without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Atheros disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.